AGREEMENT FOR LEGAL SERVICES

         THIS AGREEMENT for legal services made this 27th day of April, 1995, by and between:

                           ANDORA, PALMISANO & GEANEY
                           A Professional Corporation
                         303 Molnar Drive, P.O. Box 431
                      Elmwood Park, New Jersey 07407-0431
                    hereinafter referred to as "Attorneys",

                                      and

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                            Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07662

                                      and

                             INTERCHANGE STATE BANK
                             A Banking Corporation
                            Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07662
                     hereinafter referred to as "Clients".

     IN CONSIDERATION of the mutual promises, covenants and undertakings contained herein the Attorneys and the Clients agree as follows:

1.       RETAINER

         Clients hereby retain the services of Attorneys to act as its corporate counsel for the term and compensation as outlined herein.

2.       TERM

         The Attorneys shall be retained by Clients until the next annual reorganization meeting of Clients.

3.       COMPENSATION

         The Clients shall pay the Attorneys for services rendered as corporate counsel an annual retainer of NINETY-FIVE THOUSAND DOLLARS ($95,000.00) payable in equal monthly installments on the first day of each and every month commencing the first day of the month following the execution of this Agreement. Clients shall, in addition to the annual retainer, pay to the Attorneys all out-of-pocket expenses, filing fees, or disbursements made by the Attorneys on Clients' behalf. Clients shall, in addition to the payment of the annual retainer and all costs, pay to the Attorneys a legal fee based on the rate per hour as shown on Schedule A for all legal services provided to Clients by the Attorney which are "legal services rendered in addition to those rendered as corporate counsel." Such fees and costs shall be billed by Attorneys to clients on a thirty-day basis and Clients shall pay all bills within five (5) days after each monthly Board of Director's meeting of the Clients.

4.       DEFINITIONS

     The following words and phrases shall have the following meanings:

     A. "Legal services rendered as corporate counsel" shall mean and include all of the following types of legal work:

          1. Except as hereinafter set forth in subparagraph B, document review and drafting of documents on behalf of the Clients including, but not limited to: leases, notes, contracts, mortgages, commitment letters, disclosure statements, modifications, extensions and legal agreements not related to third-party borrowers, except residential mortgage reviews.

               2. Providing legal advice required in the usual course of Clients' business including compliance analysis.

               3. Attendance at Board of Director's and Shareholders' Meetings other than as a Director.

               4.   Advice regarding levies and executions

               5. Preparation of annual SEC 10K, 10Q and "ordinary" proxy filings.

     B. "Legal services rendered in addition to those rendered as general corporate counsel" shall mean and include, but not be limited to, all of the following types of legal work which shall be billed on an hourly basis:

               1.   Litigation in which Clients are named as defendants.

               2. Litigation or other proceedings in which Clients and another person or agency (i.e., Small Business Administration) specially retain Attorney. The hourly rate for such legal services shall be specifically agreed upon by Clients, the agency, and Attorneys.

               3. Foreclosure litigation, including lien protection litigation in any Court including the Bankruptcy Court.

               4. Regulatory or administrative law proceedings including but not limited to Department of Banking, zoning agencies, N.L.R.B., F.D.I.C., and Tax Court.

               5. Loan reviews and closings, including modifications and extensions thereof, except that the fee shall be based upon $250.00 per hour plus costs and such fee shall not exceed 1/2% of the principal amount of the loan plus costs but in no event shall such fee be less than $250.00.

               6.   Closings in which the bank is a buyer or seller.

               7. SEC Filings other than annual 10K, 10Q or "ordinary" proxy filings.

               8.   Mergers and Acquisitions.

               9. All other legal services not specifically set forth in Paragraph 4A.

5.       BINDING EFFECT

         This agreement shall be binding upon and shall inure to the benefit of the parties' successors or assigns.

6.       NO ASSIGNMENT

         This agreement shall not be assigned or sublet without the express written consent of the parties.

7.       LAW APPLICABLE

         This  agreement  shall  be  governed  by the  laws of the  State of New
Jersey.

8.       SEVERABILITY

     In the event any clause, section or paragraph of this agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, such invalid or unenforceability shall not affect the remainder of this Agreement.

     IN WITNESS WHEREOF the parties have hereunto signed this agreement the date first above written.

INTERCHANGE STATE BANK

ATTEST:


/s/Benjamin Rosenzweig                               /s/ Anthony S. Abbate
-----------------------------                     ---------------------------
Benjamin Rosenzweig, Secretary                    Anthony S. Abbate, President


INTERCHANGE FINANCIAL SERVICES CORPORATION

ATTEST:

/s/Benjamin Rosenzweig                                /s/ Anthony S. Abbate
------------------------------                     ---------------------------
Benjamin Rosenzweig, Secretary                     Anthony S. Abbate, President


ANDORA, PALMISANO & GEANEY

ATTEST:




s/sJohn P. Palmisano,                                  s/sAnthony D. Andora
----------------------------                      ----------------------------
John P. Palmisano, Secretary                      Anthony D. Andora, President

                                   SCHEDULE A


     The hourly rates contained herein are subject to change on the anniversary dates of the Agreement of Legal Services.

     Schedule A, reviewed and approved at Annual Reorganization Meeting on April 27, 1995.


                  Andora D. Andora                   $250.00 per hour

                  John P. Palmisano                  $250.00 per hour

                  John F. Geaney                     $250.00 per hour

                  Other Partners and
                  Senior Associates                  $175.00 per hour

                  Other Associates                   $150.00 per hour

May 22, 1995






Mr. Anthony S. Abbate
6 Robin Hood Court
Montvale, NJ 07645

Dear Mr. Abbate:

Interchange Financial Services Corporation, a New Jersey Bank Holding Company (the "Company"), considers the maintenance of a sound and vital executive team to be essential to protecting and enhancing the best interests of the Company and its stockholders. In this connection, the Company recognizes that the possibility of a change in control presently exists and may exist in the future, and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of executives to the detriment of the Company and its stockholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's executive team.

This letter agreement sets forth the severance benefits which the Company agrees will be provided to you in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.


1.   Company's Right to Terminate


     During the term of this Agreement, you agree that you will not voluntarily leave the employ of the Company except as may be permitted hereunder, and will continue to perform your regular duties as President and Chief Executive Officer of the Company. Notwithstanding the foregoing, the Company may terminate your employment at any time, subject to providing the benefits hereinafter specified in accordance with the terms hereof.

2.   Change in Control

     No benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below, and your employment by the Company shall thereafter have been terminated in accordance with
     Section 3 below. For purposes of this Agreement, a "change in control of the Company" shall mean, unless the Board otherwise directs resolution approved by unanimous vote of the entire membership thereof adopted prior thereto, a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% control of the combined voting power of the Company's then outstanding securities; or (ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

3.   Termination Following Change in Control

     If any of the events described in Section 2 hereof constituting a change in control of the Company shall have occurred, you shall be entitled to the benefits provided in Section 4 hereof upon your subsequent termination, so long as such termination occurs within three (3) years after a change in control of the Company, unless such termination is (A) because of your death or Retirement, (B) by the Company for Cause or Disability or (c) by you other than for Good Reason.

     (i)  Disability; Retirement

          (A) Termination by the Company of your employment based on "Disability" shall mean termination because of your absence from your duties with the Company on a full-time basis for 130 consecutive business days, as a result of your incapacity due to physical or mental illness, unless within thirty (30) days after Notice of Termination (as hereinafter defined) is given following such absence, you shall have returned to the full time performance of your duties; or

          (B) Termination by the Company or you of your employment based on "Retirement" shall mean your voluntary termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees.

     (ii) Cause

          Termination by the Company of your employment for Cause shall mean your termination on account of:

          (A) Your willful commission of an act that causes or is reasonably likely to cause substantial damage to the Company;

          (B) Your commission of an act of fraud in the performance of your duties on behalf of the Company;

          (C) Your conviction for commission of a felony or other crime punishable by confinement for a period in excess of one (1) year in connection with the performance of your duties on behalf of the Company; or

          (D) The order of a federal or state bank regulatory agency or a court of competent jurisdiction requiring the termination of your employment.

     (iii) Good Reason

          Termination by you of your employment for "Good Reason" shall mean termination based on:

          (A) Subsequent to a change in control of the Company, and without your express written consent, the assignment to you of any duties inconsistent with your positions, duties, responsibilities and status with the Company immediately prior to a change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to a change in control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability or Retirement or as a result of your death or by you other than for Good Reason;

          (B) Subsequent to a change in control of the Company, a reduction by the Company in your base salary as in effect on the date hereof or as the same may be increased from time to time;

          (C) Subsequent to a change in control of the Company, a failure by the Company to continue any bonus plans in which you are presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Company to continue you as a participant in the Bonus Plans on at least the same basis as you presently participate in accordance with the Bonus Plans;

          (D) Subsequent to a change in control of the Company and without your express written consent, the Company's requiring you to be based anywhere other than within thirty (30) miles of your present office location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

          (E) Subsequent to change in control of the Company, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which you are participating at the time of a change in control of the Company (or plans providing you with substantially similar benefits), the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed by you at the time of the change in control, or the failure by the Company to provide you with the number of paid vacation days to which you are then entitled in accordance with the company's normal vacation policy in effect on the date hereof;

          (F) Subsequent to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 6 hereof; or

          (G) Subsequent to a change in control of the Company, any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph
               (iv) below (and, if applicable, paragraph (ii) above); and for purposes of this Agreement, no such purported termination shall be effective.

         (iv) Notice of Termination

               Any purported  termination  by the Company  pursuant to paragraph
               (i) or (ii) above or by you pursuant to subparagraph (B) of paragraph (i) or paragraph (iii) above shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

         (v) Date of Termination

               "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (B) if your employment is terminated pursuant to paragraph (ii) above, the date specified in the Notice of Termination, and (C) if your employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction entered upon such arbitration award (the time of appeal therefrom having expired and no appeal having been perfected).

4.   Certain Benefits Upon Termination

     If, after a change in control of the Company shall have occurred, as defined in Section 2 above, your employment by the Company shall be terminated (A) by the Company other than for Cause, Disability or Retirement or (B) by you for Good Reason, then you shall be entitled to the benefits provided below:

     (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year and the portion of the current fiscal year ending on the Date of Termination which has not yet been awarded or paid to you under the Bonus Plans;

     (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you on the fifth day following the Date of Termination a lump sum amount equal to three (3) times your annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the Date of Termination;

     (iii)The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement);

     (iv) The Company shall maintain in full force and effect, for your continued benefit until the earlier of (A) three (3) years after the Date of Termination or (B) your commencement of full time employment with a new employer, all life insurance, medical, health and accident, and disability plans, programs or arrangements in which you were entitled to participate immediately prior to the Date of Termination, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plans and programs. In addition, the Company shall pay you a lump sum amount of equivalent actuarial value to the additional pension benefit you would have earned under the Company's Pension Plan as in effect on the date the change of control occurs, but disregarding any Internal Revenue Code limitations pertaining to qualified plans, if you were granted at the time of your termination of employment three (3) additional years of Credited Service and deemed 3 years older under the Plan. In determining the equivalent actuarial value of the additional pension granted under this Section 4, an interest rate of 5% and the mortality table under the Company's Pension Plan shall be used to determine the lump sum amount.

     You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

5.   Certain Further Payments by the Corporation

     In the event that any amount or benefit paid or distributed to you pursuant to this Agreement, taken with any amounts or benefits otherwise paid or distributed to you by the Company or any affiliated company (collectively the "Covered Payments"), are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Code or any similar tax that may hereafter be imposed, the Company shall pay to you at the time specified below an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 5, but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

     (i) For purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

          (A) Such Covered Payments will be treated as "parachute payments" within the meaning of Section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the opinion of the Company's independent certified public accountants appointed prior to the date the Change of Control occurs or tax counsel selected by such accountants (the "Accountants"), such Covered Payments (in whole or in part) either do not constitute parachute payments or represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount", or such parachute payments are otherwise not subject to such Excise Tax, and

          (B) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

     (ii) For purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

          (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

          (B) Any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

     (iii)In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code.

          In the event that the Excise Tax is later determined to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payment with respect to such excess) at the time that the amount of such excess is finally determined.

     (iv) The Tax Reimbursement Payment (or portion thereof) provided for in this Section 5 shall be paid to you not later than ten (10) business days following the payment of the Covered Payments; provided, however, that if the amount of such Tax Reimbursement Payment (or portion thereof) cannot be finally determined on or before the date on which payment is due, the Company shall pay to you by such date an amount estimated in good faith by the Accountants to be the minimum amount of such Tax Reimbursement Payment and shall pay the remainder of such Tax Reimbursement Payment (together with interest at the rate provided in
          Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than 45 calendar days after payment of the related Covered Payment. In the event that the amount of the estimated Tax Reimbursement Payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth business day after written demand by the Company for payment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

6.   Term of Agreement

     This Agreement shall continue in effect so long as you are employed by the Company provided that, if a change of control of the Company, as defined in
     Section 2 hereof, shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of thirty-six (36) months beyond the month in which such change in control occurred.

7.   Successor; Binding Agreement

     (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to you, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

8.   Notice

     For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the President of the Company with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9.   Miscellaneous

     No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way limit the rights, duties or obligations you may have under any other written agreement with the Company. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

10.  Validity

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11.  Tax  Withholding

     The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

12.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

13.  Arbitration

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,
                                  THE COMPANY
                       By   /S/Anthony D. Andora
                         ------------------------
                             Name: Anthony D. Andora
                             Title:Chairman of the Board

Agreed to this 26th day of May, 1995.


   /s/Anthony S. Abbate
   ----------------------------------
   Anthony S. Abbate, President & CEO

Attest by:  /s/Benjamin Rosenzweig
            ----------------------
            Benjamin Rosenzweig, Secretary

May 22, 1995






Mr. Robert N. Harris
7 Brockden Drive
Mendham, NJ 07945

Dear Mr. Harris:

Interchange Financial Services Corporation, a New Jersey Bank Holding Company (the "Company"), considers the maintenance of a sound and vital executive team to be essential to protecting and enhancing the best interests of the Company and its stockholders. In this connection, the Company recognizes that the possibility of a change in control presently exists and may exist in the future, and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of executives to the detriment of the Company and its stockholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's executive team.

This letter agreement sets forth the severance benefits which the Company agrees will be provided to you in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

1.   Company's Right to Terminate

     During the term of this Agreement, you agree that you will not voluntarily leave the employ of the Company except as may be permitted hereunder, and will continue to perform your regular duties as Executive Vice President of the Company. Notwithstanding the foregoing, the Company may terminate your employment at any time, subject to providing the benefits hereinafter specified in accordance with the terms hereof.

2.   Change in Control

     No benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below, and your employment by the Company shall thereafter have been terminated in accordance with
     Section 3 below. For purposes of this Agreement, a "change in control of the Company" shall mean, unless the Board otherwise directs resolution approved by unanimous vote of the entire membership thereof adopted prior thereto, a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% control of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

3.   Termination Following Change in Control

     If any of the events described in Section 2 hereof constituting a change in control of the Company shall have occurred, you shall be entitled to the benefits provided in Section 4 hereof upon your subsequent termination, so long as such termination occurs within two (2) years after a change in control of the Company, unless such termination is (A) because of your death or Retirement, (B) by the Company for Cause or Disability or (c) by you other than for Good Reason.

     (i)  Disability; Retirement

          (A) Termination by the Company of your employment based on "Disability" shall mean termination because of your absence from your duties with the Company on a full-time basis for 130 consecutive business days, as a result of your incapacity due to physical or mental illness, unless within thirty (30) days after Notice of Termination (as hereinafter defined) is given following such absence, you shall have returned to the full time performance of your duties; or

          (B) Termination by the Company or you of your employment based on "Retirement" shall mean your voluntary termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees.

     (ii) Cause

          Termination by the Company of your employment for Cause shall mean your termination on account of:

          (A) Your willful commission of an act that causes or is reasonably likely to cause substantial damage to the Company;

          (B) Your commission of an act of fraud in the performance of your duties on behalf of the Company;

          (C) Your conviction for commission of a felony or other crime punishable by confinement for a period in excess of one (1) year in connection with the performance of your duties on behalf of the Company; or

          (D) The order of a federal or state bank regulatory agency or a court of competent jurisdiction requiring the termination of your employment.

     (iii) Good Reason

          Termination by you of your employment for "Good Reason" shall mean termination based on:

          (A) Subsequent to a change in control of the Company, and without your express written consent, the assignment to you of any duties inconsistent with your positions, duties, responsibilities and status with the Company immediately prior to a change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to a change in control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability or Retirement or as a result of your death or by you other than for Good Reason;

          (B) Subsequent to a change in control of the Company, a reduction by the Company in your base salary as in effect on the date hereof or as the same may be increased from time to time;

          (C) Subsequent to a change in control of the Company, a failure by the Company to continue any bonus plans in which you are presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Company to continue you as a participant in the Bonus Plans on at least the same basis as you presently participate in accordance with the Bonus Plans;

          (D) Subsequent to a change in control of the Company and without your express written consent, the Company's requiring you to be based anywhere other than within thirty (30) miles of your present office location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

          (E) Subsequent to change in control of the Company, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which you are participating at the time of a change in control of the Company (or plans providing you with substantially similar benefits), the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed by you at the time of the change in control, or the failure by the Company to provide you with the number of paid vacation days to which you are then entitled in accordance with the company's normal vacation policy in effect on the date hereof;

          (F) Subsequent to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 6 hereof; or

          (G) Subsequent to a change in control of the Company, any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph
               (iv) below (and, if applicable, paragraph (ii) above); and for purposes of this Agreement, no such purported termination shall be effective.

     (iv) Notice of Termination

          Any purported  termination by the Company pursuant to paragraph (i) or
          (ii) above or by you pursuant to subparagraph (B) of paragraph (i) or paragraph (iii) above shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

     (v)  Date of Termination

          "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (B) if your employment is terminated pursuant to paragraph (ii) above, the date specified in the Notice of Termination, and (C) if your employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction entered upon such arbitration award (the time of appeal therefrom having expired and no appeal having been perfected).

4.   Certain Benefits Upon Termination

     If, after a change in control of the Company shall have occurred, as defined in Section 2 above, your employment by the Company shall be terminated (A) by the Company other than for Cause, Disability or Retirement or (B) by you for Good Reason, then you shall be entitled to the benefits provided below: (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year and the portion of the current fiscal year ending on the Date of Termination which has not yet been awarded or paid to you under the Bonus Plans;

     (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you on the fifth day following the Date of Termination a lump sum amount equal to two (2) times your annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the Date of Termination;

     (iii)The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement);

     (iv) The  Company  shall  maintain  in full  force  and  effect,  for  your continued benefit until the earlier of (A) two (2) years after the Date of Termination or (B) your commencement of full time employment with a new employer, all life insurance, medical, health and accident, and disability plans, programs or arrangements in which you were entitled to participate immediately prior to the Date of Termination, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plans and programs. In addition, the Company shall pay you a lump sum amount of equivalent actuarial value to the additional pension benefit you would have earned under the Company's Pension Plan as in effect on the date the change of control occurs, but disregarding any Internal Revenue Code limitations pertaining to qualified plans, if you were granted at the time of your termination of employment two (2) additional years of Credited Service and deemed 2 years older under the Plan. In determining the equivalent actuarial value of the additional pension granted under this Section 4, an interest rate of 5% and the mortality table under the Company's Pension Plan shall be used to determine the lump sum amount.

          You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this
          Section 4 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

5.   Certain Further Payments by the Corporation

     In the event that any amount or benefit paid or distributed to you pursuant to this Agreement, taken with any amounts or benefits otherwise paid or distributed to you by the Company or any affiliated company (collectively the "Covered Payments"), are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Code or any similar tax that may hereafter be imposed, the Company shall pay to you at the time specified below an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 5, but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

     (i) For purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

          (A) Such Covered Payments will be treated as "parachute payments" within the meaning of Section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the opinion of the Company's independent certified public accountants appointed prior to the date the Change of Control occurs or tax counsel selected by such accountants (the "Accountants"), such Covered Payments (in whole or in part) either do not constitute parachute payments or represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount", or such parachute payments are otherwise not subject to such Excise Tax, and

          (B) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

     (ii) For purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

          (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

          (B) Any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

     (iii)In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code.

          In the event that the Excise Tax is later determined to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payment with respect to such excess) at the time that the amount of such excess is finally determined.

     (iv) The Tax Reimbursement Payment (or portion thereof) provided for in this Section 5 shall be paid to you not later than ten (10) business days following the payment of the Covered Payments; provided, however, that if the amount of such Tax Reimbursement Payment (or portion thereof) cannot be finally determined on or before the date on which payment is due, the Company shall pay to you by such date an amount estimated in good faith by the Accountants to be the minimum amount of such Tax Reimbursement Payment and shall pay the remainder of such Tax Reimbursement Payment (together with interest at the rate provided in
          Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than 45 calendar days after payment of the related Covered Payment. In the event that the amount of the estimated Tax Reimbursement Payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth business day after written demand by the Company for payment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

6.   Term of Agreement

     This Agreement shall continue in effect so long as you are employed by the Company provided that, if a change of control of the Company, as defined in
     Section 2 hereof, shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of thirty-six (36) months beyond the month in which such change in control occurred.

7.   Successor; Binding Agreement

     (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to you, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

8.   Notice

     For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the President of the Company with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9.   Miscellaneous

     No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way limit the rights, duties or obligations you may have under any other written agreement with the Company. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

10.  Validity

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11.  Tax Withholding

     The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

12.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

13.  Arbitration

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                 Sincerely,

                                 THE COMPANY

                        By  /s/Anthony D. Andora
                            ---------------------
                             Name:  Anthony D. Andora
                             Title: Chairman of the Board


Agreed to this 8 day of June, 1995.

/s/Robert N. Harris
-------------------
Robert N. Harris
Executive Vice President
Chief Financial Officer

Attest by:  /s/Benjamin Rosenzweig
            ----------------------
            Benjamin Rosenzweig, Secretary

May 22, 1995






Mr. Richard N. Latrenta
405 Tenafly Road
Englewood, NJ 07631

Dear Mr. Latrenta:

Interchange Financial Services Corporation, a New Jersey Bank Holding Company (the "Company"), considers the maintenance of a sound and vital executive team to be essential to protecting and enhancing the best interests of the Company and its stockholders. In this connection, the Company recognizes that the possibility of a change in control presently exists and may exist in the future, and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of executives to the detriment of the Company and its stockholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's executive team.

This letter agreement sets forth the severance benefits which the Company agrees will be provided to you in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

1.   Company's Right to Terminate

     During the term of this Agreement, you agree that you will not voluntarily leave the employ of the Company except as may be permitted hereunder, and will continue to perform your regular duties as Senior Vice President of the Company. Notwithstanding the foregoing, the Company may terminate your employment at any time, subject to providing the benefits hereinafter specified in accordance with the terms hereof.

2.   Change in Control

     No benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below, and your employment by the Company shall thereafter have been terminated in accordance with
     Section 3 below. For purposes of this Agreement, a "change in control of the Company" shall mean, unless the Board otherwise directs resolution approved by unanimous vote of the entire membership thereof adopted prior thereto, a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% control of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

3.   Termination Following Change in Control

     If any of the events described in Section 2 hereof constituting a change in control of the Company shall have occurred, you shall be entitled to the benefits provided in Section 4 hereof upon your subsequent termination, so long as such termination occurs within two (2) years after a change in control of the Company, unless such termination is (A) because of your death or Retirement, (B) by the Company for Cause or Disability or (c) by you other than for Good Reason.

     (i)  Disability; Retirement

          (A) Termination by the Company of your employment based on "Disability" shall mean termination because of your absence from your duties with the Company on a full-time basis for 130 consecutive business days, as a result of your incapacity due to physical or mental illness, unless within thirty (30) days after Notice of Termination (as hereinafter defined) is given following such absence, you shall have returned to the full time performance of your duties; or

          (B) Termination by the Company or you of your employment based on "Retirement" shall mean your voluntary termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees.

     (ii) Cause

          Termination by the Company of your employment for Cause shall mean your termination on account of:

          (A) Your willful commission of an act that causes or is reasonably likely to cause substantial damage to the Company;

          (B) Your commission of an act of fraud in the performance of your duties on behalf of the Company;

          (C) Your conviction for commission of a felony or other crime punishable by confinement for a period in excess of one (1) year in connection with the performance of your duties on behalf of the Company; or

          (D) The order of a federal or state bank regulatory agency or a court of competent jurisdiction requiring the termination of your employment.

     (iii) Good Reason

          Termination by you of your employment for "Good Reason" shall mean termination based on:

          (A) Subsequent to a change in control of the Company, and without your express written consent, the assignment to you of any duties inconsistent with your positions, duties, responsibilities and status with the Company immediately prior to a change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to a change in control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability or Retirement or as a result of your death or by you other than for Good Reason;

          (B) Subsequent to a change in control of the Company, a reduction by the Company in your base salary as in effect on the date hereof or as the same may be increased from time to time;

          (C) Subsequent to a change in control of the Company, a failure by the Company to continue any bonus plans in which you are presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Company to continue you as a participant in the Bonus Plans on at least the same basis as you presently participate in accordance with the Bonus Plans;

          (D) Subsequent to a change in control of the Company and without your express written consent, the Company's requiring you to be based anywhere other than within thirty (30) miles of your present office location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

          (E) Subsequent to change in control of the Company, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which you are participating at the time of a change in control of the Company (or plans providing you with substantially similar benefits), the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed by you at the time of the change in control, or the failure by the Company to provide you with the number of paid vacation days to which you are then entitled in accordance with the company's normal vacation policy in effect on the date hereof;

          (F) Subsequent to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 6 hereof; or

          (G) Subsequent to a change in control of the Company, any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph
               (iv) below (and, if applicable, paragraph (ii) above); and for purposes of this Agreement, no such purported termination shall be effective.

     (iv) Notice  of  Termination

          Any purported  termination by the Company pursuant to paragraph (i) or
          (ii) above or by you pursuant to subparagraph (B) of paragraph (i) or paragraph (iii) above shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

     (v)  Date of Termination

          "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (B) if your employment is terminated pursuant to paragraph (ii) above, the date specified in the Notice of Termination, and (C) if your employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction entered upon such arbitration award (the time of appeal therefrom having expired and no appeal having been perfected).

4.   Certain Benefits Upon Termination

     If, after a change in control of the Company shall have occurred, as defined in Section 2 above, your employment by the Company shall be terminated (A) by the Company other than for Cause, Disability or Retirement or (B) by you for Good Reason, then you shall be entitled to the benefits provided below:

     (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year and the portion of the current fiscal year ending on the Date of Termination which has not yet been awarded or paid to you under the Bonus Plans;

     (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you on the fifth day following the Date of Termination a lump sum amount equal to two (2) times your annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the Date of Termination;

     (iii)The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement);

     (iv) The  Company  shall  maintain  in full  force  and  effect,  for  your continued benefit until the earlier of (A) two (2) years after the Date of Termination or (B) your commencement of full time employment with a new employer, all life insurance, medical, health and accident, and disability plans, programs or arrangements in which you were entitled to participate immediately prior to the Date of Termination, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plans and programs. In addition, the Company shall pay you a lump sum amount of equivalent actuarial value to the additional pension benefit you would have earned under the Company's Pension Plan as in effect on the date the change of control occurs, but disregarding any Internal Revenue Code limitations pertaining to qualified plans, if you were granted at the time of your termination of employment two (2) additional years of Credited Service and deemed 2 years older under the Plan. In determining the equivalent actuarial value of the additional pension granted under this Section 4, an interest rate of 5% and the mortality table under the Company's Pension Plan shall be used to determine the lump sum amount.

          You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this
          Section 4 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

5.   Certain Further Payments by the Corporation

     In the event that any amount or benefit paid or distributed to you pursuant to this Agreement, taken with any amounts or benefits otherwise paid or distributed to you by the Company or any affiliated company (collectively the "Covered Payments"), are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Code or any similar tax that may hereafter be imposed, the Company shall pay to you at the time specified below an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 5, but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

     (i) For purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

          (A) Such Covered Payments will be treated as "parachute payments" within the meaning of Section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the opinion of the Company's independent certified public accountants appointed prior to the date the Change of Control occurs or tax counsel selected by such accountants (the "Accountants"), such Covered Payments (in whole or in part) either do not constitute parachute payments or represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount", or such parachute payments are otherwise not subject to such Excise Tax, and

          (B) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

     (ii) For purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

          (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

          (B) Any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

     (iii)In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code.

          In the event that the Excise Tax is later determined to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payment with respect to such excess) at the time that the amount of such excess is finally determined.

     (iv) The Tax Reimbursement Payment (or portion thereof) provided for in this Section 5 shall be paid to you not later than ten (10) business days following the payment of the Covered Payments; provided, however, that if the amount of such Tax Reimbursement Payment (or portion thereof) cannot be finally determined on or before the date on which payment is due, the Company shall pay to you by such date an amount estimated in good faith by the Accountants to be the minimum amount of such Tax Reimbursement Payment and shall pay the remainder of such Tax Reimbursement Payment (together with interest at the rate provided in
          Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than 45 calendar days after payment of the related Covered Payment. In the event that the amount of the estimated Tax Reimbursement Payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth business day after written demand by the Company for payment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

6.   Term of Agreement

     This Agreement shall continue in effect so long as you are employed by the Company provided that, if a change of control of the Company, as defined in
     Section 2 hereof, shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of thirty-six (36) months beyond the month in which such change in control occurred.

7.   Successor; Binding Agreement

     (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to you, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

8.   Notice

     For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the President of the Company with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9.   Miscellaneous

     No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way limit the rights, duties or obligations you may have under any other written agreement with the Company. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

10.  Validity

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11.  Tax Withholding

     The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

12.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

13.  Arbitration

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,

                                  THE COMPANY
                            By /s/Anthony D. Andora
                               -------------------
                          Name: Anthony D. Andora
                         Title: Chairman of the Board

Agreed to this 8 day of June, 1995.

/s/Richard N. Latrenta
----------------------
Richard N. Latrenta, Sr. Vice President
Sr. Loan Office

Attest by:  /s/Benjamin Rosenzweig
           -----------------------
           Benjamin Rosenzweig, Secretary

May 22, 1995





Mr. Frank R. Giancola
18 Franciscan Way
Fair Lawn, NJ 07410

Dear Mr. Giancola:

Interchange Financial Services Corporation, a New Jersey Bank Holding Company (the "Company"), considers the maintenance of a sound and vital executive team to be essential to protecting and enhancing the best interests of the Company and its stockholders. In this connection, the Company recognizes that the possibility of a change in control presently exists and may exist in the future, and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of executives to the detriment of the Company and its stockholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's executive team.

This letter agreement sets forth the severance benefits which the Company agrees will be provided to you in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

1.   Company's Right to Terminate

     During the term of this Agreement, you agree that you will not voluntarily leave the employ of the Company except as may be permitted hereunder, and will continue to perform your regular duties as Senior Vice President of the Company. Notwithstanding the foregoing, the Company may terminate your employment at any time, subject to providing the benefits hereinafter specified in accordance with the terms hereof.

2.   Change in Control

     No benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below, and your employment by the Company shall thereafter have been terminated in accordance with
     Section 3 below. For purposes of this Agreement, a "change in control of the Company" shall mean, unless the Board otherwise directs resolution approved by unanimous vote of the entire membership thereof adopted prior thereto, a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% control of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

3.   Termination Following Change in Control

     If any of the events described in Section 2 hereof constituting a change in control of the Company shall have occurred, you shall be entitled to the benefits provided in Section 4 hereof upon your subsequent termination, so long as such termination occurs within two (2) years after a change in control of the Company, unless such termination is (A) because of your death or Retirement, (B) by the Company for Cause or Disability or (c) by you other than for Good Reason.

     (i)  Disability; Retirement

          (A) Termination by the Company of your employment based on "Disability" shall mean termination because of your absence from your duties with the Company on a full-time basis for 130 consecutive business days, as a result of your incapacity due to physical or mental illness, unless within thirty (30) days after Notice of Termination (as hereinafter defined) is given following such absence, you shall have returned to the full time performance of your duties; or

          (B) Termination by the Company or you of your employment based on "Retirement" shall mean your voluntary termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees.

     (ii) Cause

          Termination by the Company of your employment for Cause shall mean your termination on account of:

          (A) Your willful commission of an act that causes or is reasonably likely to cause substantial damage to the Company;

          (B) Your commission of an act of fraud in the performance of your duties on behalf of the Company;

          (C) Your conviction for commission of a felony or other crime punishable by confinement for a period in excess of one (1) year in connection with the performance of your duties on behalf of the Company; or

          (D) The order of a federal or state bank regulatory agency or a court of competent jurisdiction requiring the termination of your employment.

     (iii) Good Reason

          Termination by you of your employment for "Good Reason" shall mean termination based on:

          (A) Subsequent to a change in control of the Company, and without your express written consent, the assignment to you of any duties inconsistent with your positions, duties, responsibilities and status with the Company immediately prior to a change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to a change in control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability or Retirement or as a result of your death or by you other than for Good Reason;

          (B) Subsequent to a change in control of the Company, a reduction by the Company in your base salary as in effect on the date hereof or as the same may be increased from time to time;

          (C) Subsequent to a change in control of the Company, a failure by the Company to continue any bonus plans in which you are presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time but substantially in the forms currently in effect, or a failure by the Company to continue you as a participant in the Bonus Plans on at least the same basis as you presently participate in accordance with the Bonus Plans;

          (D) Subsequent to a change in control of the Company and without your express written consent, the Company's requiring you to be based anywhere other than within thirty (30) miles of your present office location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

          (E) Subsequent to change in control of the Company, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which you are participating at the time of a change in control of the Company (or plans providing you with substantially similar benefits), the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed by you at the time of the change in control, or the failure by the Company to provide you with the number of paid vacation days to which you are then entitled in accordance with the company's normal vacation policy in effect on the date hereof;

          (F) Subsequent to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 6 hereof; or

          (G) Subsequent to a change in control of the Company, any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph
               (iv) below (and, if applicable, paragraph (ii) above); and for purposes of this Agreement, no such purported termination shall be effective.

     (iv) Notice of Termination

          Any purported  termination by the Company pursuant to paragraph (i) or
          (ii) above or by you pursuant to subparagraph (B) of paragraph (i) or paragraph (iii) above shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

     (v)  Date of Termination

          "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (B) if your employment is terminated pursuant to paragraph (ii) above, the date specified in the Notice of Termination, and (C) if your employment is terminated for any other reason, the date on which a Notice of Termination is given; provided that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction entered upon such arbitration award (the time of appeal therefrom having expired and no appeal having been perfected).

4.   Certain Benefits Upon Termination

     If, after a change in control of the Company shall have occurred, as defined in Section 2 above, your employment by the Company shall be terminated (A) by the Company other than for Cause, Disability or Retirement or (B) by you for Good Reason, then you shall be entitled to the benefits provided below:

     (i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year and the portion of the current fiscal year ending on the Date of Termination which has not yet been awarded or paid to you under the Bonus Plans;

     (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you on the fifth day following the Date of Termination a lump sum amount equal to two (2) times your annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the Date of Termination;

     (iii)The Company shall also pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement);

     (iv) The  Company  shall  maintain  in full  force  and  effect,  for  your continued benefit until the earlier of (A) two (2) years after the Date of Termination or (B) your commencement of full time employment with a new employer, all life insurance, medical, health and accident, and disability plans, programs or arrangements in which you were entitled to participate immediately prior to the Date of Termination, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plans and programs. In addition, the Company shall pay you a lump sum amount of equivalent actuarial value to the additional pension benefit you would have earned under the Company's Pension Plan as in effect on the date the change of control occurs, but disregarding any Internal Revenue Code limitations pertaining to qualified plans, if you were granted at the time of your termination of employment two (2) additional years of Credited Service and deemed 2 years older under the Plan. In determining the equivalent actuarial value of the additional pension granted under this Section 4, an interest rate of 5% and the mortality table under the Company's Pension Plan shall be used to determine the lump sum amount.

          You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this
          Section 4 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

5.   Certain Further Payments by the Corporation

     In the event that any amount or benefit paid or distributed to you pursuant to this Agreement, taken with any amounts or benefits otherwise paid or distributed to you by the Company or any affiliated company (collectively the "Covered Payments"), are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Code or any similar tax that may hereafter be imposed, the Company shall pay to you at the time specified below an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 5, but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

     (i) For purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

          (A) Such Covered Payments will be treated as "parachute payments" within the meaning of Section 280G of the Code, and all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the opinion of the Company's independent certified public accountants appointed prior to the date the Change of Control occurs or tax counsel selected by such accountants (the "Accountants"), such Covered Payments (in whole or in part) either do not constitute parachute payments or represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount", or such parachute payments are otherwise not subject to such Excise Tax, and

          (B) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

     (ii) For purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

          (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

          (B) Any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

     (iii)In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code.

          In the event that the Excise Tax is later determined to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payment with respect to such excess) at the time that the amount of such excess is finally determined.

     (iv) The Tax Reimbursement Payment (or portion thereof) provided for in this Section 5 shall be paid to you not later than ten (10) business days following the payment of the Covered Payments; provided, however, that if the amount of such Tax Reimbursement Payment (or portion thereof) cannot be finally determined on or before the date on which payment is due, the Company shall pay to you by such date an amount estimated in good faith by the Accountants to be the minimum amount of such Tax Reimbursement Payment and shall pay the remainder of such Tax Reimbursement Payment (together with interest at the rate provided in
          Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than 45 calendar days after payment of the related Covered Payment. In the event that the amount of the estimated Tax Reimbursement Payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you, payable on the fifth business day after written demand by the Company for payment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

6.   Term of Agreement

     This Agreement shall continue in effect so long as you are employed by the Company provided that, if a change of control of the Company, as defined in
     Section 2 hereof, shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of thirty-six (36) months beyond the month in which such change in control occurred.

7.   Successor; Binding Agreement

     (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to you, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 7 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

8.   Notice

     For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the President of the Company with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9.   Miscellaneous

     No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way limit the rights, duties or obligations you may have under any other written agreement with the Company. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

10.  Validity

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11.  Tax Withholding

     The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

12.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

13.  Arbitration

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                               Sincerely,
                              THE COMPANY

                         By /s/Anthony D. Andora
                            --------------------
                            Name:Anthony D. Andora
                            Title:Chairman of the Board


Agreed to this 2 day of June, 1995.

/s/Frank R. Giancola
----------------------------------
Frank R. Giancola, Sr. Vice President


Attest by:  /s/Benjamin Rosenzweig
            ----------------------
            Benjamin Rosenzweig, Secretary